UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02631

                                 Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                 Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Robert Amweg

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                         Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 558-1750

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

January 29, 2014

Fellow Partner:

Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2013.

Our Fund earned $9.22 per share of net investment income for a share outstanding throughout 2013, compared to $9.42 per share earned in 2012. Dividend income in 2013 was decreased by $635,982 from 2012. Expenses were increased slightly in 2013.

After providing for the January 2014 distribution, the net asset value per partner share at December 31, 2013 was $503.19. The net asset value at September 30, 2013, the date of our last report, was $456.00. Distributed in redemption in the fourth quarter were shares of Verizon Communications and IBM Corp.

Additional information required by Securities and Exchange Commission regulations is enclosed.

The accompanying Investment Adviser’s Report contains interesting information on the market generally and on our Fund’s performance.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review

U.S. equities, as represented by the S&P 500® Index, posted an impressive gain of 32.39% (in U.S. dollar terms) for the 12-month period ended December 31, 2013 as the world’s largest central banks continued their stimulus measures and corporate profits benefited from the slow but positive growth environment.

U.S. equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened in February, however, as economic momentum slowed. Later in the first quarter, a stalemate presidential election in Italy and a severe banking crisis in Cyprus reminded investors that political and financial instability in Europe continued to pose risks. The ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield.

As the year progressed, the direction of stock markets became increasingly dominated by speculation around the future of monetary policy. Sluggish U.S. growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that the U.S. Federal Reserve would maintain its accommodative stance. Additionally, the modest pace of economic growth bode well for corporate profit margins as the U.S. recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

After peaking in late May, stock markets recoiled when Fed Chairman Bernanke mentioned the possibility of gradually reducing (or “tapering”) monetary stimulus before the end of 2013. Volatility picked up considerably as many investors misinterpreted the Fed’s remarks as signaling the end of low short-term interest rates. However, equities staged a swift mid-summer rebound when the Fed’s tone turned more dovish. Later in the third quarter, mixed economic data drove high volatility as it made investors increasingly anxious about when and how much the Fed would scale back on its monthly asset purchase program. Also concerning was the escalation of the revolution in Egypt and the civil war in Syria, events that fueled higher oil prices, an additional headwind for global growth.

September brought another sharp rally as the Fed defied market expectations with its decision to delay tapering its asset purchases. On the geopolitical front, the turmoil in Egypt and Syria subsided and the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. The equity market advance was interrupted again in late September when the U.S. teetered on breaching the national debt ceiling and political brinksmanship led to a partial government shutdown. The rally quickly resumed in mid-October when politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014.

As economic indicators improved later in the fall, investors grappled with rising uncertainty around the timing of the anticipated Fed taper. This anxiety was ultimately relieved when the central bank announced the commencement of tapering in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

From a sector perspective, the consumer-driven areas of the S&P 500® Index were strong performers in 2013. Consumer discretionary stocks (+43.08%) generated stellar returns, as did health care (+41.46%), industrials (+40.68%) and financials (+35.63%). Significant gains also came from the information technology sector (+28.43%), consumer staples (+26.14%), materials (+25.60%) and energy (+25.07%). Even the sectors at the bottom of the index posted large returns, including utilities (+13.21%) and telecommunication services (+11.47%).

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review

Performance Attribution

•

Relative to the benchmark index, negative performance in the consumer discretionary, information technology (“IT”) and health care sectors offset positive results in financials and telecommunication services (“telecom”).

•

The consumer discretionary sector accounted for the majority of the Fund’s underperformance during the period due to both stock selection and industry allocation. Weakness was most notable in the multiline retail segment, where the Fund’s sole position in the industry, Target Corp., posted a positive return, but one that significantly lagged the overall sector and the broader market. At the same time, the Fund had zero exposure to media and internet & catalog retail, which detracted meaningfully as these industries posted significant gains during the period.

•

Within IT, the Fund’s substantial overweight in poor-performing IBM Corp. was the leading driver of underperformance in both the sector and the Fund overall. Detracting from performance in health care was the Fund’s absence in biotechnology, which was the sector’s top performing industry for the period. Positioning within pharmaceuticals also detracted due to active holdings in Novartis AG, Pfizer, Inc. and Merck & Co. and a lack of exposure to strong performers AbbVie, Inc. and Bristol-Myers Squibb Co.

•

Positive performance was most notable in the financial sector, where American Express Co. was the Fund’s strongest performer. Diversified financial services holdings Berkshire Hathaway and JP Morgan Chase also added. Within telecom, lacking exposure to AT&T, Inc. proved beneficial as did the Fund’s non-benchmark position in Vodafone Group Plc. Elsewhere in the Fund, a lack of exposure to select defensive, high-yielding segments such as real estate investment trusts (within financials) and the overall utilities sector contributed positively to returns as these areas materially lagged during the period.

•	During the 12-month period, the Fund’s allocations to the financials and industrials sectors notably increased, while the weightings in consumer discretionary and IT decreased.

•	As of period end, the Fund’s largest sector overweights relative to the S&P 500® Index were financials and industrials, while the most notable underweights were in consumer discretionary and IT.

Outlook

The economic data, particularly in recent weeks, bolsters our case that the U.S. recovery is accelerating, and the trend bodes well for economic and corporate earnings growth in 2014. Historically, when the U.S. economy accelerates, growth stocks tend to outperform the broader market — a dynamic that was clearly evident in the growth indices’ strong third- and fourth-quarter showings across the market-capitalization spectrum.

A more than 30% run-up in U.S. stocks for 2013 has naturally given way to worries about stretched valuations and the sustainability of the bull market rally. Though pockets of overvaluation may exist, we take a longer-term view, in particular focusing on businesses for which the magnitude and/or duration of future

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)

growth prospects are underestimated by the market. On that score, we continue to find reasonable valuations for great companies with strong earnings potential, large addressable markets and dominant market positions that we believe can thrive irrespective of the macro ebbs and flows.

As a result of market movement and shares redeemed during the quarter, the Fund’s overall weightings changed very slightly with the financial and industrials increasing during the market rally and the more defensive consumer staples decreasing in weight. We used investor redemptions to continue to reduce the portfolio’s position within IBM. The Fund remains well diversified, with the largest overweight relative to the S&P 500® Index in financials, industrials, and consumer staples with the largest underweights relative to the benchmark in information technology, consumer discretionary, and energy.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

(Unaudited)

PERFORMANCE COMPARISON

Comparison of Change in Value of $10,000 Investment in Chestnut Street

Exchange Fund(1) vs. S&P 500® Index and Dow Jones Industrial Average Index(2)

The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

For the Periods Ended December 31, 2013

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception(3)
Chestnut Street Exchange Fund	31.59%	15.92%	6.54%	11.27%
S&P 500® Index	32.39%	17.94%	7.41%	11.25%
Dow Jones Industrial Average Index	24.33%	15.77%	7.00%	9.72%

(1)	The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 2004 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund’s gross expense ratio for the fiscal year ended December 31, 2013 was 0.52%.
(2)	Results of index performance are presented for general comparative purposes.
(3)

Cumulative since inception total returns were 5095.19%, 5067.78% and 2992.45% for the Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial Average Index, respectively, for the period December 29, 1976 (inception) to December 31, 2013.

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2013 through December 31, 2013, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ending December 31, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Chestnut Street Exchange Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013		Expenses Paid During Six Months Ending December 31, 2013*
Actual	$1,000.00	$1,149.80		$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	†	$2.65

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of 14.98% for the six-month period ending December 31, 2013.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PORTFOLIO HOLDINGS SUMMARY TABLE

December 31, 2013

(Unaudited)

Security Type/Industry	% of Net Assets	Value
COMMON STOCKS:
Financial	19.5%	$38,496,197
Health Care	14.4	28,520,187
Consumer Cyclicals	14.0	27,691,487
Technology	10.0	19,730,357
Energy	9.6	19,042,335
Staples	8.6	17,099,362
Capital Equipment	8.2	16,228,453
Basics	5.4	10,738,890
Transportation	4.3	8,433,768
Retail	2.6	5,082,854
Utilities	1.9	3,805,107
Other Assets in Excess of Liabilities	1.5	3,054,932

Net Assets	100.0%	$197,923,929

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
COMMON STOCKS—98.5%
BASICS—5.4%
Air Products & Chemicals, Inc.	62,114	$6,943,103
Cabot Corp.	73,848	3,795,787

		10,738,890

CAPITAL EQUIPMENT—8.2%
Emerson Electric Co.	106,453	7,470,872
General Electric Co.	312,436	8,757,581

		16,228,453

CONSUMER CYCLICALS—14.0%
3M Co.	23,636	3,314,949
CBS Corp.,—Class B	51,548	3,285,670
Comcast Corp.,—Class A	128,494	6,677,191
Procter & Gamble Co.	73,071	5,948,710
Walt Disney Co. (The)	110,798	8,464,967

		27,691,487

ENERGY—9.6%
Exxon Mobil Corp.	100,626	10,183,351
Schlumberger, Ltd.	98,313	8,858,984

		19,042,335

FINANCIAL—19.5%
American Express Co.	84,503	7,666,957
Ameriprise Financial, Inc.	19,150	2,203,207
Bank of America Corp.	48,170	750,007
JPMorgan Chase & Co.	120,418	7,042,045
Moody’s Corp.	70,949	5,567,368
Wells Fargo & Co.	336,269	15,266,613

		38,496,197

HEALTH CARE—14.4%
Abbott Laboratories	112,356	4,306,605
AbbVie, Inc.	112,356	5,933,520
Baxter International, Inc.	55,746	3,877,134
Johnson & Johnson	86,533	7,925,557
Merck & Co., Inc.	129,418	6,477,371

		28,520,187

	Shares	Value
RETAIL—2.6%
Home Depot, Inc.	20,117	$1,656,434
Kohl’s Corp.	13,002	737,864
Safeway, Inc.	38,225	1,244,988
Wal-Mart Stores, Inc.	18,345	1,443,568

		5,082,854

STAPLES—8.6%
Altria Group, Inc.	15,436	592,588
Coca-Cola Co. (The)	269,768	11,144,116
Hanesbrands, Inc.	4,852	340,950
Kraft Foods Group, Inc.	3,607	194,489
Mondelez International, Inc., —Class A	10,720	378,416
PepsiCo, Inc.	37,423	3,103,864
Philip Morris International, Inc.	15,436	1,344,939

		17,099,362

TECHNOLOGY—10.0%
Check Point Software Technologies Ltd.*	45,003	2,903,594
Cisco Systems, Inc.	28,068	630,127
Intel Corp.	287,570	7,465,317
International Business Machines Corp.	24,858	4,662,615
Microsoft Corp.	43,766	1,638,161
Oracle Corp.	63,527	2,430,543

		19,730,357

TRANSPORTATION—4.3%
Union Pacific Corp.	50,201	8,433,768

UTILITIES—1.9%
Verizon Communications, Inc.	77,434	3,805,107

Total Common Stocks (Cost: $27,149,638)		194,868,997

TOTAL INVESTMENTS IN SECURITIES
(Cost: $27,149,638)	98.5%	$194,868,997
Other assets in excess of liabilities	1.5%	3,054,932

NET ASSETS	100.0%	$197,923,929

*	Non-Income Producing

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2013, in valuing the Fund’s investments carried at value:

	Total Value at 12/31/13	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$194,868,997	$194,868,997	$—	$—

*	See details of industry breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended December 31, 2013, there were no transfers among Levels 1, 2 and 3 for the Fund.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments in securities, at value (cost $27,149,638)	$194,868,997
Cash	4,050,822
Dividends receivable	456,824
Prepaid expenses	15,814

Total assets	199,392,457

Liabilities
Payables for:
Distributions	1,371,310
Advisory fees	57,987
Custodian fees	6,240
Transfer agent fees	4,931
Accrued expenses and other liabilities	28,060

Total liabilities	1,468,528

Net Assets	$197,923,929

Net Assets consisted of:
Other capital — paid-in or reinvested	$32,569,814
Distributions in excess of net investment income	(2,401)
Accumulated net realized losses on securities	(2,362,843)
Net unrealized appreciation on investments	167,719,359

Net Assets (Applicable to 393,336 partnership shares outstanding)	$197,923,929

Net Asset Value offering and redemption price per share ($197,923,929 / 393,336 shares)	$503.19

Net assets applicable to shares owned by:
Limited partners (393,243 shares)	$197,877,132
Managing general partners (93 shares)	46,797

Total net assets (393,336 shares)	$197,923,929

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Operations

Year Ended December 31, 2013

Investment income
Dividends		$4,852,088
Interest		846

Total investment income		4,852,934

Expenses
Investment advisory services		687,727
Managing general partners’ compensation, officer’s salary and expenses		88,005
Legal fees		111,179
Printing		10,498
Insurance		20,437
Audit fees		19,900
Custodian fees		28,935
Transfer agent fees		43,902
Miscellaneous		12,388

Total expenses		1,022,971

Net investment income		3,829,963

Net realized and unrealized gain on investments
Realized gain on sale of investment securities		6,583
Realized gain from securities transactions: distributed on redemption of partnership shares		28,847,397
Unrealized appreciation on investments
Beginning of year	$146,807,515
End of year	167,719,359

Net change in unrealized appreciation		20,911,844

Net realized and unrealized gain from investments		49,765,824

Net increase in net assets resulting from operations		$53,595,787

Statements of Changes in Net Assets

Year Ended December 31,

	2013	2012
Increase /(decrease) in net assets
Operations:
Net investment income	$3,829,963	$4,515,844
Net realized gain from securities transactions, for federal income tax purposes net gain is $6,583 and $64,245	6,583	64,245
Excess of market value over book value of securities distributed upon redemption of partnership shares	28,847,397	12,949,280
Net change in unrealized appreciation on investments	20,911,844	7,831,294

Increase in net assets resulting from operations	53,595,787	25,360,663

Distributions to partners from:
Net investment income	(3,833,962)	(4,516,315)

Capital share transactions:
Net asset value of 663* and 1,490 shares issued in lieu of cash distributions	303,110	577,673
Cost of 75,739 and 40,170 shares repurchased	(34,769,281)	(15,347,060)

Decrease in net assets from capital share transactions	(34,466,171)	(14,769,387)

Total increase in net assets	15,295,654	6,074,961
Net assets:
Beginning of year	182,628,275	176,553,314

End of year **	$197,923,929	$182,628,275

*	Includes 663 Limited partners shares and 0 Managing general partners share.

**	Includes distribution in excess of net investment income of ($2,401) and undistributed net investment income of $1,598, respectively.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a Share of the Fund Outstanding Throughout Each Year)

	Years Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$389.89	$348.17	$344.85	$315.61	$267.13

Income From Investment Operations:
Net investment income	9.22	9.42	6.85	5.79	6.28
Net gain on securities (both realized and unrealized)	113.31	41.72	3.32	29.24	48.48

Total from investment operations	122.53	51.14	10.17	35.03	54.76

Less Distributions:
From net investment income	(9.23)	(9.42)	(6.85)	(5.79)	(6.28)

Net Asset Value, End of Year	$503.19	$389.89	$348.17	$344.85	$315.61

Total Return	31.59%	14.75%	2.99%	11.27%	20.94%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$197,924	$182,628	$176,553	$192,009	$193,849
Ratios to average net assets:
Operating expenses	0.52%	0.53%	0.50%	0.51%	0.51%
Net investment income	1.95%	2.44%	1.92%	1.80%	2.31%
Portfolio Turnover Rate	—%	—%	—%	1.01%	1.06%

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

(A)	ORGANIZATION

Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)	SIGNIFICANT ACCOUNTING PRINCIPLES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2013, the Fund had a capital loss carryforward of $2,362,843, which expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010—2013) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$24,888,446

Gross unrealized appreciation	169,980,551
Gross unrealized depreciation	—

Net unrealized appreciation	$169,980,551

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

(C)	INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 (“Advisory Agreement”). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. BCM pays BNY Mellon Investment Servicing (US) Inc. for administrative services provided to the Fund.

The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund’s average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

BNY Mellon Investment Servicing (US) Inc. also serves as the Fund’s transfer and dividend disbursing agent.

BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Chief Financial Officer and Chief Compliance Officer receive additional payments for overseeing the Fund’s activities, plus reimbursements of related expenses. For the year ended December 31, 2013, payments to or for the Managing General Partners amounted to $88,005.

Legal fees amounting to $111,179 for the year ended December 31, 2013 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D)	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $0 and $0, respectively, for the year ended December 31, 2013.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

The tax character of distributions paid during 2013 and 2012 were as follows:

	2013	2012
Ordinary income	$4,243,150	$4,905,820
Investment expense	(409,188)	(389,505)

Distributed to partners	$3,833,962	4,516,315

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)	IN-KIND DISTRIBUTION OF SECURITIES

During the year ended December 31, 2013, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash was as follows:

	Value of the Redemptions	Net Realized Gain Included In Redemptions	Fund Shares Redeemed
Portfolio Securities*	$34,700,551	$28,847,397	75,587
Cash	68,730	—	152

	$34,769,281	$28,847,397	75,739

*	Includes $4,506 in cash redeemed.

Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)	INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)	TAX MATTERS

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Capital loss carryover	(2,362,843)
Other timing differences	(2,263,593)
Net unrealized appreciation of investments	169,980,551

$165,354,115

On December 31, 2013, undistributed realized gain/accumulated realized loss on securities was decreased by $28,847,397 and additional paid-in capital was increased by $28,847,397 due to permanent differing book and tax treatment of realized gains and losses attributable to redemptions in kind and the differences in the book and tax cost of securities described in Note B. Net assets of the Fund were unaffected by this change.

(I)	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and determined that there were no subsequent events requiring disclosure.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Annual Approval Investment Advisory Agreement

At a meeting held on July 22, 2013, the Managing General Partners of the Chestnut Street Exchange Fund (the “Fund”), including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. (“BCM”) with respect to the Fund for an additional one-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM’s experience and qualifications. The Managing General Partners reviewed and considered a report that included, among other things, (1) a comparison of the advisory fee and total expense ratio of the Fund to those of the BlackRock Exchange Portfolio (the “BlackRock Portfolio”) the other exchange portfolio managed by BCM, and the Fund’s Lipper peer group; (2) a comparison of the performance of the Fund to the BlackRock Portfolio, its benchmark (S&P 500 Index) as well as the Dow Jones Industrial Average and its Lipper peer group; (3) compensation or possible benefits to BCM arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM’s parent, BlackRock, Inc.; (5) information about the services provided to the Fund, the personnel that are involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BlackRock; (7) the nature of BlackRock’s internal controls to monitor portfolio compliance; and (8) the costs of the services to be provided and BCM’s profits with respect to the Fund. Since the Fund was closed to new investors, economies of scale was not considered relevant.

After discussion, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners considered the services provided by BCM and the fees paid by the Fund in relation to BlackRock Portfolio’s fees and the Fund’s Lipper peer group, as well as the Fund’s performance and other information presented and discussed, and the Managing General Partners concluded that the advisory fees paid by the Fund are fair and equitable.

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 852-4750 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2013 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Chestnut Street Exchange Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Chestnut Street Exchange Fund (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 21, 2014

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INFORMATION ON THE MANAGING GENERAL

PARTNERS AND OFFICERS OF THE FUND

(Unaudited)

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund’s Statement of Additional Information includes additional information about the Fund’s Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund’s partnership agreement provides that each Managing General Partner holds office until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner

Disinterested Managing General Partners
Gordon L. Keen, Jr. c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 69	Managing General Partner since 2006	Senior Vice President, Law & Corporate Department, Airgas, Inc. (Radnor, PA-based distributor of industrial, medical and specialty gases, and welding and safety equipment and supplies) from January 1992 to January 2006.	1	None

Edward J. Roach c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 89	Managing General Partner since 2000.	Certified Public Accountant; Chief Compliance Officer 2004-2012, President 2002-2012 and Treasurer 1981-2012 of the Fund; President and/or Treasurer of 1 other investment company advised by BCM, 1988-2009.	1	None

Langhorne B. Smith c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 77	Managing General Partner since 1997	Retired. President and Director, The Sandridge Corporation (private investment company); Director, Claneil Enterprises, Inc. (private investment company).	1	None

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner

Disinterested Managing General Partners (continued)
David R. Wilmerding, Jr. c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 78	Managing General Partner since 1976; Chairman of the Managing General Partners since 2006	Retired. Chairman, Wilmerding & Associates (investment advisers) from February 1989 to 2006.	1	Director, Beaver Management Corporation

Officers
Robert F. Amweg, CMA, MBA Vigilant Compliance LLC Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Age: 60	President and Chief Compliance Officer since 2014	Compliance Director, Vigilant Compliance LLC since August 2013; Consultant to the financial services industry since September 2012; Chief Financial Officer, Turner Investments, LP from February 2007 to August 2012.	N/A	N/A

John Boyle, CPA, MBA Vigilant Compliance LLC Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Age: 60	Chief Financial Officer since 2012	Director, Vigilant Compliance LLC since 2006.	N/A	N/A

Michael P. Malloy Drinker Biddle & Reath One Logan Square 18th and Cherry Streets Philadelphia, PA 19103 Age: 54	Secretary since 2001	Secretary of Chestnut Street Exchange Fund; Partner in the law firm of Drinker Biddle & Reath LLP.	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 Age: 53	Treasurer Since 2012	Vice President since 1995 and Senior Director since 2005; BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc.); Assistant Treasurer of the Fund 2009-2012.	N/A	N/A

(1)	The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

CHESTNUT STREET EXCHANGE FUND

Privacy Notice

Chestnut Street Exchange Fund is committed to protecting the security and confidentiality of the personal information of our partners. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you; and

•	Information about your transactions with us or others

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. If you decide to close your account we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees of BNY Mellon Investment Servicing Inc. and the Fund’s Treasurer who need to know that information to provide services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISERS

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Annual Report

December 31, 2013

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managing general partners has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,900 for 2012 and $19,900 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2012 and $0 for 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

(e)(2)	No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Chestnut Street Exchange Fund

By (Signature and Title)* /s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date 2/25/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date 2/25/2014

By (Signature and Title)* /s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date 2/26/2014

* Print the name and title of each signing officer under his or her signature.